To:           EXPRESS SCRIPTS, INC. ("Counterparty")

Attn:         GEORGE PAZ

Fax:          314 770 1581

From:         BANKERS TRUST COMPANY ("BT")
              1 BANKERS TRUST PLAZA
              130 LIBERTY STREET
              NEW YORK, NEW YORK 10006

Date:         June 17, 1999

                                  CONFIRMATION

BT Transaction Ref. No: N000153765

The purpose of this communication is to set forth the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 1991 ISDA Definitions (as supplemented by the 1998 Supplement), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. This communication constitutes a "Confirmation".

This Confirmation evidences a complete and binding agreement between BT and Counterparty as to the terms of the Transaction to which this Confirmation relates. In addition, Counterparty and BT agree to use all reasonable efforts to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") (as may be amended, modified or supplemented from time to time, the "Agreement") with such modifications as Counterparty and BT will in good faith agree. Upon execution by the parties of such Agreement, this Confirmation will supplement, form a part of and be subject to the Agreement. All provisions contained or incorporated by reference in such Agreement upon its execution shall govern this Confirmation except as expressly modified below.

Until Counterparty and BT execute and deliver the Agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming Transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation) shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if BT had executed an agreement on the Trade Date of the first such Transaction between us in such form, with the Schedule thereto (i) specifying only that (a) the governing law is the laws of the State of New York, without reference to choice of law doctrine, provided, that such choice of law shall be superseded by any choice of law provision specified in the Agreement upon its execution, and (b) the Termination Currency is U.S. Dollars and (ii) incorporating the addition to the definition of "Indemnifiable Tax" contained in (page 48 of ) the ISDA "User's Guide to the 1992 ISDA Master Agreements" with the modifications contained herein. In the event of any inconsistency between the terms of this Confirmation, and the terms of the Agreement, this Confirmation will prevail for the purpose of this Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount           :    USD 15,000,000.00

Trade Date                :    May 24, 1999

Effective Date            :    April 17, 2000

Termination Date          :    April 15, 2005, or such earlier date as
                               determined pursuant of the Additional
                               Provisions section of this Confirmation.

The Floating Rate Payer pays on each Payment Date an amount determined in accordance with the following:

Floating Rate Payer         :    BANKERS TRUST COMPANY

Adjustment Schedule         :    The Notional Amount will vary in accordance
                                 with the following schedule



Calculation Period      Notional Amount         Adjustment Effect)
Commencing
------------------      --------------------    -------------------

April 17, 2000          USD   15,000,000.00               ----

October 16, 2000        USD   51,000,000.00       36,000,000.00

April 17, 2001          USD   53,250,000.00        2,250,000.00

October 15, 2001        USD   98,250,000.00       45,000,000.00

April 15, 2002          USD   89,250,000.00       -9,000,000.00

October 15, 2002        USD  137,250,000.00       48,000,000.00

April 15, 2003          USD  128,250,000.00       -9,000,000.00

April 15, 2004          USD   65,550,000.00      -62,700,000.00


Payment Dates            :    Commencing on July 15, 2000 and quarterly
                              thereafter on the 15th calendar day of each October, January, April and July, up to and including April 15, 2005

Floating Rate Option     :    USD-LIBOR-BBA

Designated Maturity      :    3 Months

Spread                   :    Inapplicable

Rounding Factor          :    One hundred-thousandth of one percent

Floating Rate Day
Count Fraction           :    Actual/360

Compounding              :    Inapplicable

Reset Dates              :    The first day of each Calculation Period
                              The following cities are specified for use in the
Business Day             :    definition of "Business Day" as it applies to the
                              Floating Rate Payer:

                                        London
                                        New York City

Business Day
Convention               :    Modified Following

The Fixed Rate Payer pays on each Payment Date an amount determined in accordance with the following:

Fixed Rate Payer         :    EXPRESS SCRIPTS, INC.

Adjustment Schedule      :    The Notional Amount will vary in accordance with
                              the  following schedule


Calculation Period
Commencing                    Notional Amount          (Adjustment Effect)
----------------------   --------------------------  ------------------------

April 17, 2000           USD   15,000,000.00                   ----

October 16, 2000         USD   51,000,000.00           36,000,000.00

April 17, 2001           USD   53,250,000.00            2,250,000.00

October 15, 2001         USD   98,250,000.00           45,000,000.00

April 15, 2002           USD   89,250,000.00           -9,000,000.00

October 15, 2002         USD  137,250,000.00           48,000,000.00

April 15, 2003           USD  128,250,000.00           -9,000,000.00

April 15, 2004           USD   65,550,000.00          -62,700,000.00

Payment Dates:

                    Commencing on July 15, 2000 and quarterly  thereafter on the
               15th calendar day of each October, January, April and July, up to and including Arpil 15, 2005

Fixed Rate:

                    6.250000 percent

Fixed Rate Day Count Fraction:

                    Actual/360

Business Day:

                    The following cities are specified for use in the definition of "Business Day" as it applies to the Fixed Rate Payer:

                                                      London
                                                      New York City

Business Day Convention:

                     Modified Following

Additional Provisions:

Early Termination:

                    It shall  constitute  an Additional  Termination  Event with
               Counterparty as the Affected Party if at any time Counterparty's obligations to BT under this Transaction: (i) cease to be secured prusuant to the Collateral Documents (as such term is defined under the Credit Agreement); or (ii) cease to be equally and ratably secured with Counterparty's obligations to the Lenders (as such term is defined under the Credit Agreement) under the Credit Agreement pursuant to their relevant Collateral Documents. "Credit Agreement" means that certain Credit Agreement dated as of April 1, 1999 by and among Counterparty, as Borrower, the Lenders listed therein, as Lenders, Credit Suisse First Boston, as Lead Arranger, Adminstrative Agent and Collateral Agent, BT, as Syndication Agent, BT Alex.Brown Incorporated, as Co-Arranger, The First National Bank of Chicago, as Co-Documentation Agent, and Mercantile Bank, N.A., as Co-Documentation Agent, as such may be amended, supplemented or modified from time to time.

Right to Transfer:

                    The  parties  agree  that BT may  transfer  its  rights  and obligations under this Transaction to any Affiliate of BT provided that such assignment will not give rise to a Termination Event or an Event of Default with respect to either Coutnerparty or such assignee of BT.


For all USD payments,
We will pay you:

                    According to your instructions which must be forwarded under separate cover as soon as possible. We shall make no payment without such instructions.

For all USD payments
         Please pay us at  :   BANKERS TRUST COMPANY, NEW YORK ABA #021001033

For the Account of         :   BANKERS TRUST INTERNATIONAL MAIN SWAP ACCOUNT
Account Number             :   04-822-378

Each Party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by signing this Confirmation and returning it via fax to the attention of the BT Confirmation Unit in New York, fax no. (212)250-7263.

Please check this Confirmation carefully and immediately upon receipt, so that errors or discrepancies can be promptly identified and rectified.
We are very pleased to have concluded this Transaction with you.

Regards,

BANKERS TRUST COMPANY

By  /s/ George Gammond
      GEORGE GAMMOND
      VICE PRESIDENT

Confirmed as of the date first above written:

EXPRESSS SCRIPTS, INC.

By /s/ George Paz
Name and Title:  George Paz, Chief Financial Officer

Counterparty's
Deal Number    :______________________